UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2009

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 Piedmont Road, NE, Atlanta, Georgia 30324
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Executive Officer Compensation

On March 26, 2009, the Compensation Committee of the Board of Directors approved a reduction in the base salary for certain of its Named Executive Officers identified in the registrant’s 2009 proxy statement.  In light of the difficult operating environment faced by the Company, the Named Executive Officers listed below volunteered to reduce their base salaries effective April 1, 2009, as follows:

Name	Title	Base Salary as of
		January 1, 2009	April 1, 2009

Richard A. Hubbell	President and Chief Executive Officer	$ 350,000	$ 175,000

Ben M. Palmer	Vice President, Chief Financial Officer and Treasurer	$ 175,000	$ 100,000

R. Randall Rollins	Chairman	$ 300,000	$ 150,000

Linda H. Graham	Vice President and Secretary	$ 115,000	$ 70,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation.

Date: April 1, 2009	/s/ Ben M. Palmer
Ben M. Palmer
Vice President,
Chief Financial Officer and
Treasurer